American Century Investment Trust

Statement of Additional Information Supplement

Core Plus Fund ■ Diversified Bond Fund ■ NT Diversified Bond Fund
High-Yield Fund ■ Inflation Protection Bond Fund
Premium Money Market Fund ■ Prime Money Market Fund
Short Duration Fund

Supplement dated September 24, 2012 ■ Statement of Additional Information dated August 1, 2012

The following changes are effective November 30, 2012.

Inflation Protection Bond Fund will be renamed Short Duration Inflation Protection Bond Fund. All references to Inflation
Protection Bond Fund in the statement of additional information are changed to Short Duration Inflation Protection Bond Fund.

The third paragraph of the Inflation Protection Bond section on page 8 of the statement of additional information is changed to the following:

Short Duration Inflation Protection Bond must have a weighted average duration of five years or shorter. The U.S. Treasury has issued inflation-linked Treasury securities with five-year, 10-year, 20-year and 30-year maturities.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.

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